Consolidated Schedule of Investments (unaudited) September 30, 2019	BlackRock 60/40 Target Allocation ETF V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares		Value

Affiliated Investment Companies — 115.2%*

Equity Funds — 60.0%
iShares Core MSCI EAFE ETF	221,813		$13,546,120
iShares Core MSCI Emerging Markets ETF	174,633		8,560,510
iShares Core S&P 500 ETF	147,165		43,931,696
iShares Core S&P Total U.S. Stock Market ETF(a)	110,979		7,443,361
iShares Edge MSCI Minimum Volatility USA ETF(a)	144,466		9,260,271
iShares Edge MSCI USA Momentum Factor ETF(a)	42,801		5,104,019
iShares Global Tech ETF	53	(b)	9,803
iShares Global Tech ETF(a)	36,001		6,659,105

			94,514,885

Fixed Income Funds — 39.4%
iShares 20+ Year Treasury Bond ETF	23,160		3,313,733
iShares iBoxx $ Investment Grade Corporate Bond ETF	27,281		3,477,782

Security	Shares	Value

Fixed Income Funds (continued)
iShares Intermediate-Term Corporate Bond ETF(a)	191,637	$11,099,615
iShares MBS ETF	99,963	10,825,993
iShares Short Maturity Bond ETF(a)	189,608	9,544,867
iShares U.S. Treasury Bond ETF	899,052	23,667,544

		61,929,534

Short-Term Securities — 15.8%(c)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%	540,293	540,293
SL Liquidity Series, LLC, Money Market Series, 2.13%(d)	24,340,999	24,345,867

		24,886,160

Total Affiliated Investment Companies — 115.2% (Cost: $175,096,636)		181,330,579

Liabilities in Excess of Other Assets — (15.2)%		(23,965,077)

Net Assets — 100.0%		$157,365,502

(a)	Security, or a portion of the security, is on loan.
(b)	Amount is less than $500.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
*

During the period ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	272,513	267,780	—	540,293	$540,293	$6,419		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	26,024,369	—	(1,683,370)	24,340,999	24,345,867	118,346	(c)	6,371	845
iShares 20+ Year Treasury Bond ETF	—	23,310	(150)	23,160	3,313,733	11,818		1,147	218,074
iShares Core MSCI EAFE ETF	190,016	37,490	(5,693)	221,813	13,546,120	231,448		(39,697)	1,203,328
iShares Core MSCI Emerging Markets ETF	81,513	96,020	(2,900)	174,633	8,560,510	72,202		(9,931)	(145,507)
iShares Core S&P 500 ETF	109,639	72,743	(35,217)	147,165	43,931,696	649,197		976,921	5,878,220
iShares Core S&P Mid-Cap ETF(d)	20,257	—	(20,257)	—	—	—		(393,797)	598,363
iShares Core S&P Small-Cap ETF(d)	31,125	100	(31,225)	—	—	7,992		(100,498)	377,750
iShares Core S&P Total U.S. Stock Market ETF	—	111,979	(1,000)	110,979	7,443,361	70,491		2,031	163,288
iShares Edge MSCI Minimum Volatility USA ETF	91,341	56,008	(2,883)	144,466	9,260,271	92,806		34,412	1,113,928
iShares Edge MSCI USA Momentum Factor ETF	78,970	5,503	(41,672)	42,801	5,104,019	53,766		(384,396)	1,258,092
iShares Global Tech ETF	45,208	7,854	(17,061)	36,001	6,659,105	35,403		53,428	1,760,429
iShares Global Tech ETF	—	53	—	53	9,803	—		—	364
iShares iBoxx $ Investment Grade Corporate Bond ETF	105,522	5,059	(83,300)	27,281	3,477,782	165,332		428,264	472,298
iShares Intermediate-Term Corporate Bond ETF	175,713	25,968	(10,044)	191,637	11,099,615	237,875		3,598	945,621
iShares J.P. Morgan USD Emerging Markets Bond ETF(d)	62,919	100	(63,019)	—	—	81,578		167,891	191,941
iShares MBS ETF	—	100,663	(700)	99,963	10,825,993	90,360		1,342	155,752
iShares S&P 500 Growth ETF(d)	14,822	—	(14,822)	—	—	—		(202,451)	297,392
iShares S&P 500 Value ETF(d)	22,800	—	(22,800)	—	—	—		(228,815)	320,077
iShares Short Maturity Bond ETF	370,419	28,089	(208,900)	189,608	9,544,867	224,797		(4,191)	133,767
iShares U.S. Treasury Bond ETF	164,381	752,671	(18,000)	899,052	23,667,544	230,716		20,180	1,147,080

					$181,330,579	$2,380,546		$331,809	$16,091,102

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Consolidated Schedule of Investments (unaudited) (continued) September 30, 2019	BlackRock 60/40 Target Allocation ETF V.I. Fund

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

Portfolio Abbreviations

EAFE	Europe, Australasia and Far East

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, refer to the Fund’s most recent financial statements as contained in its semi-annual report.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Affiliated Investment Companies	$156,444,419	$—	$—	$156,444,419
Short-Term Securities	540,293	—	—	540,293

Subtotal	$156,984,712	$—	$—	$156,984,712

Investments Valued at Net Asset Value (“NAV”)(a)				24,345,867

Total Investments				$181,330,579

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

2